Exhibit 10.33

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 17 C.F.R. 24b-2

PREMIER PURCHASING PARTNERS, L.P.

AMENDMENT NUMBER # 3 TO GROUP PURCHASING AGREEMENT

CONTRACT #: PP-NS-347

Product Category: Pulse Oximeters

Price Additions, Product Deletions, Price Decrease, Price Correction

This Amendment Number 3 (“Amendment”), is entered into effective August 15, 2007 (the “Effective Date”), and shall amend and modify the Group Purchasing Agreement (Contract #: PP-NS-347) by and between Premier Purchasing Partners, L.P. (“Purchasing Partners”), and Masimo Americas (“Seller”), dated effective March 1, 2006 (the “Agreement”), as follows:

1. Addition of Products. Effective as of the Effective Date, Exhibit A-3 Price Lists to the Agreement is hereby amended to add the Products set forth in Schedule 1 hereto. The price of such Products and other pertinent information concerning such Products is also set forth in Schedule I hereto.

2. Deletion of Products. Effective as of the Effective Date, Exhibit A-3 Price Lists to the Agreement is hereby amended to add the Products set forth in Schedule 2 hereto. The price of such Products and other pertinent information concerning such Products is also set forth in Schedule 2 hereto.

3. Price Decreases. Effective as of the Effective Date, Exhibit A-3 Price List to the Agreement is hereby amended to decrease the prices for the Products listed in the attached Schedule 3.

4. Price Corrections. Effective as of the Effective Date, Exhibit A-3 Price List to the Agreement is hereby amended to correct the prices to match the QTY/UOM for the Products listed in the attached Schedule 4.

5. Other Terms and Conditions. All other terms and conditions of the Agreement shall remain in full force and effect.

This Amendment is hereby executed as of the Effective Date by the parties’ authorized representatives set forth below.

PREMIER PURCHASING PARTNERS, L.P.

AMENDMENT NUMBER # 3 TO GROUP PURCHASING AGREEMENT

CONTRACT #: PP-NS-347

PREMIER PURCHASING PARTNERS, L.P.
(“Purchasing Partners”)		Masimo Americas, Inc.
(“Seller”)

By:	PREMIER PLANS, L.L.C.,
Its General Partner

By:	/s/ John W. Hargette	By:	/s/ Jim Beyer

Printed Name:	John W. Hargette	Printed Name:	Jim Beyer

Title:	Vice President, Sourcing	Title:	Vice President, National Accounts

By:	/s/ Rosanna Rumbough

Printed Name:	Rosanna Rumbough

Title:	Director, Contract Management

PP-NS-347 Amendment 3 Schedule 1 Effective August 15, 2007	Masimo Americas Pulse Oximeters Product Additions

Manufacturer Catalog Number	Item Description	UOM	Qty/ UOM	Tier 1 Access Price	Tier 2 […***…], Total Product Purchases ($ Per Calendar Year)	Tier 3 […***…], Total Product Purchases ($ Per Calendar Year)
1796	Radical Handheld, Green Screen, Refurbished	EA	1	[…***…]	[…***…]	[…***…]

1797	Radical Docking Station RDS-1, Refurbished	EA	1	[…***…]	[…***…]	[…***…]

2069	Rainbow DCIP-dc3, Pediatric/Adult Slender Reusable Direct Connect Sensor, 3ft., 1/box (SpO2, SpCO and SpMet)	EA	1	[…***…]	[…***…]	[…***…]

2070	Rainbow DCIP-dc12, Pediatric/Adult Slender Reusable Direct Connect Sensor, 12ft., 1/box (SpO2, SpCO and SpMet)	EA	1	[…***…]	[…***…]	[…***…]

2205	Rad-57m Handheld CO-Oximeter with SpO2 & SpMet includes Rainbow DCI-dc3 Reusable Sensor and Ops Manual	EA	1	[…***…]	[…***…]	[…***…]

2281	LNC MP10 Dual-Key patient cable for IntelliVue Masimo SET Module and IntelliVue (New prod; replaces pn#1902 and #1949)	EA	1	[…***…]	[…***…]	[…***…]

2282	LNOP MP12 Dual-Key patient cable for IntelliVue Masimo SET Module and IntelliVue MMS (New prod; replaces pn#1847 and #1848)	EA	1	[…***…]	[…***…]	[…***…]

2317	LNCS Adtx-3, Adult adhesive sensor, 3ft	BOX	20	[…***…]	[…***…]	[…***…]

2318	LNCS Pdtx-3, Pediatric adhesive sensor, 3ft	BOX	20	[…***…]	[…***…]	[…***…]

2319	LNCS Inf-3, Infant adhesive sensor, 3ft	BOX	20	[…***…]	[…***…]	[…***…]

2320	LNCS Neo-3, Neonatal/Adult adhesive sensor, 3ft	BOX	20	[…***…]	[…***…]	[…***…]

2321	LNCS NeoPt-3, Neonatal Preterm adhesive sensor, 3ft	BOX	20	[…***…]	[…***…]	[…***…]

9021	CONFIGURABLE, RADICAL DOCKING STATION RDS-1	EA	1	[…***…]	[…***…]	[…***…]

Schedule 1	* Confidential Treatment Requested

PP-NS-347 Amendment 3 Schedule 2 Effective August 15, 2007	Masimo Americas Pulse Oximeters Product Deletions

Manufacturer Catalog Number	Item Description	UOM	Qty/UOM	Tier 1 Access Price	Tier 2 […***…], Total Product Purchases ($ Per Calendar Year)	Tier 3 […***…], Total Product Purchases ($ Per Calendar Year)
2137	Rad-5/5v Protective Boot - Gray	Each	1	[…***…]	[…***…]	[…***…]

2138	Rad-5/5v Protective Boot - Yellow	Each	1	[…***…]	[…***…]	[…***…]

2139	Rad-5/5v Protective Boot - Red	Each	1	[…***…]	[…***…]	[…***…]

2140	Rad-5/5v Protective Boot - Orange	Each	1	[…***…]	[…***…]	[…***…]

2141	Rad-5/5v Protective Boot - Royal Blue	Each	1	[…***…]	[…***…]	[…***…]

R2DS-1	Radical, Blue Screen consists of #9030 (Handheld) & #9021 (RDS-1)	Each	1	[…***…]	[…***…]	[…***…]

R2DS-1B	Radical, Blue Screen (w/Extended Battery) consists of #9030 (Handheld) & #1311 (RDS-1B)	Each	1	[…***…]	[…***…]	[…***…]

R2DS-3	Radical, Blue Screen consists of #9030 (Handheld) & #9023 (RDS-3)	Each	1	[…***…]	[…***…]	[…***…]

Schedule 2	* Confidential Treatment Requested

PP-NS-347 Amendment 3 Schedule 3 Effective August 15, 2007	Masimo Americas Pulse Oximeters Price Decreases

Manufacturer Catalog Number	Item Description	UOM	Qty/ UOM	Current Tier 1 $	NEW Tier 1 Access Price	% savings	Current Tier 2 $	NEW Tier 2 […***…], Total Product Purchases ($ Per Calendar Year)	% savings	Current Tier 3 $	Tier 3 […***…], Total Product Purchases ($ Per Calendar Year)	% savings

9023	Configurable Radical Docking Station RDS-3 (fka #1712)	EA	1	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

9031	Radical-7 Handheld with Rainbow SET platform	EA	1	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

Schedule 3	* Confidential Treatment Requested

PP-NS-347 Amendment 3 Schedule 4 Effective August 15, 2007	Masimo Americas Pulse Oximeters Price Correction to Match QTY/UOM

Manufacturer Catalog Number	Item Description	UOM	Qty/UOM	Tier 1 Access Price	Tier 2 […***…], Total Product purchases ($ Per Calendar Year)	Tier 3 […***…], Total Product Purchases ($ Per Calendar Year)
1608	Headband for LNOP/LNCS TF-I, 5/pack	Pack	5	[…***…]	[…***…]	[…***…]

2215	Headband for LNOP/LNCS TF-I, 12/box	Box	12	[…***…]	[…***…]	[…***…]

Schedule 4	* Confidential Treatment Requested